TO: MADISON


                              NOTICE OF WITHDRAWAL
                         OF PREVIOUSLY TENDERED UNITS OF
                    INVESTOR LIMITED PARTNERSHIP INTERESTS OF
                          KRUPP REALTY FUND, LTD. - III

     To be sent to:

          Madison Liquidity Investors 104, LLC
          4643 South Ulster Street
          Suite 800
          Denver, Colorado  80237
          Telecopy: (303) 858-0000      Telephone: (303) 858-0001

Ladies and Gentlemen:

     The following Units of Investor Limited Partnership Interests (the "Units") of Krupp Realty Fund, Ltd. - III (the "Partnership") previously tendered to Madison Liquidity Investors 104, LLC and Madison/OHI Liquidity Investors, LLC (collectively, "Madison"), as a result of the execution of an Agreement of Assignment and Transfer by the undersigned, are hereby withdrawn. A failure to complete the Section "Number of Units Tendered" shall be deemed to indicate the intent of the undersigned that all Units tendered to Madison are hereby withdrawn.

NUMBER OF UNITS WITHDRAWN _______________ (if all Units, you may leave blank)



__________________________________      __________________________________
(Signature of Owner)                    (Signature of Joint Owner)

All registered holders of Units of Investor Limited Partnership Interests must sign exactly as their name(s) appear(s) on the Agreement of Assignment and Transfer sent to Madison and in the Partnership records.

Name and Capacity (if other than individuals):__________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________


________________________________________________________________________________
(City)                                       (State)                      (Zip)

Area Code and Telephone No.   (Day):____________________________________________

                              (Evening):________________________________________

================================================================================
                          Signature Guarantee Medallion

Name and Address of Eligible Institution:_______________________________________

________________________________________________________________________________

________________________________________________________________________________

Authorized Signature:_______________________

Name:_______________________________________

Title:______________________________________      Date:_________________________

                           INSTRUCTIONS FOR WITHDRAWAL
                                       OF
                          PREVIOUSLY TENDERED UNITS OF
                     INVESTOR LIMITED PARTNERSHIP INTERESTS
                                       OF
                          KRUPP REALTY FUND, LTD. - III


1. DELIVERY OF NOTICE OF WITHDRAWAL. If you are withdrawing Units of Investor Limited Partnership Interests (the "Units") previously tendered pursuant to the offer made on April 21, 1999 (the "Madison Offer") by Madison Liquidity Investors 104, LLC ("Madison 104") and Madison/OHI Liquidity Investors, LLC (collectively, "Madison") please complete, execute, and send the "Notice of Withdrawal of Previously Tendered Units" of Krupp Realty Fund, Ltd. - III ("Notice of Withdrawal") to the address noted below. The Notice of Withdrawal is printed on PINK paper.

                    Madison Liquidity Investors 104, LLC
                    4643 South Ulster Street
                    Suite 800
                    Denver, Colorado  80237
                    Telecopy:   (303) 858-0000
                    Telephone:  (303) 858-0001

     Madison 104 must receive the Notice of Withdrawal on or prior to May 24, 1999, the date of expiration of the Madison Offer, unless extended. MADISON WILL NOT ACCEPT NOTICE OF WITHDRAWALS WHICH ARE FAXED. YOU MUST SEND THE NOTICE OF WITHDRAWAL BY MAIL OR OVERNIGHT COURIER. Copies of all Notice of Withdrawals should be sent or transmitted to Krupp Funds Group Limited Partnership at One Beacon Street, Suite 1500, Boston, Massachusetts 02108, Fax (617) 423-8919. You may include the copy of the Notice of Withdrawal in the package which contains the Agreement of Assignment and Transfer.

2. INADEQUATE SPACE. If any space provided in the Notice of Withdrawal is inadequate, all such additional information should be listed on a separate schedule and attached as part of the Notice of Withdrawal.

3. SIGNATURE ON NOTICE OF WITHDRAWAL. The Notice of Withdrawal must be signed by the person(s) who signed the Assignment and Transfer Agreement sent to Madison and must contain a Medallion Signature Guarantee. The signatures must correspond exactly with the name(s) as they appear on the Partnership records. If any Units tendered pursuant to the Madison Offer are registered in the names of two or more joint holders, all such holders must sign the Notice of Withdrawal. If the Notice of Withdrawal is signed by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary capacity, such persons should so indicate when signing and must submit proper evidence of their authority to act.

                                                           TO: Krupp Funds Group


                              NOTICE OF WITHDRAWAL
                         OF PREVIOUSLY TENDERED UNITS OF
                    INVESTOR LIMITED PARTNERSHIP INTERESTS OF
                          KRUPP REALTY FUND, LTD. - III

     To be sent to:

          Madison Liquidity Investors 104, LLC
          4643 South Ulster Street
          Suite 800
          Denver, Colorado  80237
          Telecopy: (303) 858-0000      Telephone: (303) 858-0001

Ladies and Gentlemen:

     The following Units of Investor Limited Partnership Interests (the "Units") of Krupp Realty Fund, Ltd. - III (the "Partnership") previously tendered to Madison Liquidity Investors 104, LLC and Madison/OHI Liquidity Investors, LLC (collectively, "Madison"), as a result of the execution of an Agreement of Assignment and Transfer by the undersigned, are hereby withdrawn. A failure to complete the Section "Number of Units Tendered" shall be deemed to indicate the intent of the undersigned that all Units tendered to Madison are hereby withdrawn.

NUMBER OF UNITS WITHDRAWN _______________ (if all Units, you may leave blank)



__________________________________      __________________________________
(Signature of Owner)                    (Signature of Joint Owner)

All registered holders of Units of Investor Limited Partnership Interests must sign exactly as their name(s) appear(s) on the Agreement of Assignment and Transfer sent to Madison and in the Partnership records.

Name and Capacity (if other than individuals):__________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________


________________________________________________________________________________
(City)                                       (State)                      (Zip)

Area Code and Telephone No.   (Day):____________________________________________

                              (Evening):________________________________________

================================================================================
                          Signature Guarantee Medallion

Name and Address of Eligible Institution:_______________________________________

________________________________________________________________________________

________________________________________________________________________________

Authorized Signature:_______________________

Name:_______________________________________

Title:______________________________________      Date:_________________________

                           INSTRUCTIONS FOR WITHDRAWAL
                                       OF
                          PREVIOUSLY TENDERED UNITS OF
                     INVESTOR LIMITED PARTNERSHIP INTERESTS
                                       OF
                          KRUPP REALTY FUND, LTD. - III


1. DELIVERY OF NOTICE OF WITHDRAWAL. If you are withdrawing Units of Investor Limited Partnership Interests (the "Units") previously tendered pursuant to the offer made on April 21, 1999 (the "Madison Offer") by Madison Liquidity Investors 104, LLC ("Madison 104") and Madison/OHI Liquidity Investors, LLC (collectively, "Madison") please complete, execute, and send the "Notice of Withdrawal of Previously Tendered Units" of Krupp Realty Fund, Ltd. - III ("Notice of Withdrawal") to the address noted below. The Notice of Withdrawal is printed on PINK paper.

                    Madison Liquidity Investors 104, LLC
                    4643 South Ulster Street
                    Suite 800
                    Denver, Colorado  80237
                    Telecopy:   (303) 858-0000
                    Telephone:  (303) 858-0001

     Madison 104 must receive the Notice of Withdrawal on or prior to May 24, 1999, the date of expiration of the Madison Offer, unless extended. MADISON WILL NOT ACCEPT NOTICE OF WITHDRAWALS WHICH ARE FAXED. YOU MUST SEND THE NOTICE OF WITHDRAWAL BY MAIL OR OVERNIGHT COURIER. Copies of all Notice of Withdrawals should be sent or transmitted to Krupp Funds Group Limited Partnership at One Beacon Street, Suite 1500, Boston, Massachusetts 02108, Fax (617) 423-8919. You may include the copy of the Notice of Withdrawal in the package which contains the Agreement of Assignment and Transfer.

2. INADEQUATE SPACE. If any space provided in the Notice of Withdrawal is inadequate, all such additional information should be listed on a separate schedule and attached as part of the Notice of Withdrawal.

3. SIGNATURE ON NOTICE OF WITHDRAWAL. The Notice of Withdrawal must be signed by the person(s) who signed the Assignment and Transfer Agreement sent to Madison and must contain a Medallion Signature Guarantee. The signatures must correspond exactly with the name(s) as they appear on the Partnership records. If any Units tendered pursuant to the Madison Offer are registered in the names of two or more joint holders, all such holders must sign the Notice of Withdrawal. If the Notice of Withdrawal is signed by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary capacity, such persons should so indicate when signing and must submit proper evidence of their authority to act.